                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 1996
                                                        -----------------


                      CENTRAL TRACTOR FARM & COUNTRY, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                            0-24902               42-1425562
---------------------------------------------------------------------------
(State or other Jurisdiction of    (Commission File       (IRS Employer
 incorporation)                      Number)               Identification No.)


               3915 Delaware Avenue, Des Moines, Iowa  50316-0330
               --------------------------------------------------
           (Address of principal executive officer)        (Zip Code)



      Registrant's telephone number, including area code:   (515) 266-3101
                                                           ---------------


                                Not applicable
                                --------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On November 27, 1996, the Board of Directors of the Company approved, and the Company entered into, a Merger Agreement with J.W. Childs Equity Partners, L.P. ("Childs") and two of its affiliates that provides for the acquisition of the Company by Childs in a two-stage transaction. The Merger Agreement provides that following the acquisition by Childs of all of the Company shares held by affiliates of Butler Capital Corporation ("Butler Capital"), an affiliate of Childs will merge with and into the Company, and Childs will acquire the remaining shares of the Company held by public stockholders for $14.25 per share in cash. The consummation of the merger is subject to the satisfaction of certain conditions including, among other things, (i) the acquisition by Childs of all of the Company's shares held by affiliates of Butler Capital Corporation, and (ii) the availability of sufficient funds to consummate the merger pursuant to commitments obtained by Childs from its prospective lenders.

     Pursuant to an agreement executed contemporaneously with the Merger Agreement between Childs and affiliates of Butler Capital, which own 64.5% of the Company's outstanding common stock, Butler Capital's affiliates have sold 1,048,214 shares of the Company's common stock (representing 9.9% of the outstanding shares) to Childs for a cash consideration of $14.00 per share, and have agreed to sell their remaining shares to Childs, upon receipt of antitrust approval, for $14.00 per share in cash. The agreement also provides that such Butler Capital affiliates will agree to the prepayment, immediately following the conclusion of the stock sale, by the Company (without payment of any prepayment premium) of all the 7% convertible notes owned by them. The face amount of the convertible notes is $16,000,000, and they are convertible at a conversion price of $19.375 per share into 825,806 shares of common stock. By their terms, the convertible notes can be prepaid by the Company only after October 14, 1999 together with a prepayment premium.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.  A list of exhibits filed herewith is given in the Exhibit
          --------
Index that precedes the exhibits filed with this report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                         CENTRAL TRACTOR FARM & COUNTRY, INC.


                         By: /s/Dean Longnecker
                             ------------------------------------------
                             Dean Longnecker
                             Executive Vice President, Finance
                             and Chief Financial Officer

Date:  November 27, 1996

                                 EXHIBIT INDEX


     The following exhibits are filed with the Current Report on Form 8-K.

                                                           Sequential Page
Exhibit No.      Description                                    Number
-----------      -----------                               ---------------
10.16            Agreement and Plan of Merger dated
                 November 27, 1996 by and among
                 Central Tractor Farm & Country, Inc.,
                 J.W. Childs Equity Partners, L.P.,
                 JWC Holdings I, Inc., and JWC
                 Acquisition I, Inc.

10.17            Securities Purchase Agreement dated as
                 of November 27, 1996 by and among
                 certain stockholders of the Company,
                 J.W. Childs Equity Partners, L.P.,
                 and JWC Acquisition I, Inc.

99a              Press Release issued November 27, 1996.



THIS IS A DRAFT AGREEMENT ONLY AND DELIVERY OR DISCUSSION OF THIS DRAFT AGREEMENT SHOULD NOT BE CONSTRUED AS AN OFFER OR COMMITMENT WITH RESPECT TO THE PROPOSED TRANSACTION TO WHICH THIS DRAFT AGREEMENT PERTAINS. NOTWITHSTANDING THE DELIVERY OF THIS DRAFT AGREEMENT OR ANY PAST, PRESENT OR FUTURE APPROVALS BY THE MANAGEMENTS, BOARDS OF DIRECTORS, OR STOCKHOLDERS OF ANY PARTY TO THE PROPOSED TRANSACTION (OR ANY RELATED PERSON OR ENTITY) OR ANY OTHER PAST, PRESENT OR FUTURE WRITTEN OR ORAL INDICATIONS OF ASSENT, OR INDICATIONS OF THE RESULTS OF NEGOTIATIONS OR AGREEMENTS, NO PARTY TO THE PROPOSED TRANSACTION (AND NO PERSON OR ENTITY RELATED TO ANY SUCH PARTY) WILL BE UNDER ANY LEGAL OBLIGATION WITH RESPECT TO THE PROPOSED TRANSACTION OR ANY SIMILAR TRANSACTION, AND NO OFFER OR BINDING COMMITMENT OF ANY NATURE WHATSOEVER SHALL BE IMPLIED, UNLESS AND UNTIL THE DEFINITIVE AGREEMENT PROVIDING FOR THE TRANSACTION HAS BEEN EXECUTED AND DELIVERED BY ALL PARTIES THERETO.



                          AGREEMENT AND PLAN OF MERGER

                                  By and Among

                      Central Tractor Farm & Country, Inc.
                                  ("Company"),


                       J.W. Childs Equity Partners, L.P.
                                  ("Childs"),

                              JWC Holdings I, Inc.
                              ("Acquiror Parent")

                                      and

                            JWC Acquisition I, Inc.
                                  ("Acquiror")


                               November 27, 1996

                               TABLE OF CONTENTS

SECTION 1. THE MERGER AND RELATED MATTERS...........................   2
       1.1  The Merger..............................................   2
       1.2  Closing.................................................   2
       1.3  Certificate of Incorporation; By-Laws; Directors
            and Officers............................................   2
       1.4  Conversion of Shares....................................   3
       1.5  Payment.................................................   4

SECTION 2.  REPRESENTATIONS, WARRANTIES, COVENANTS AND
            AGREEMENTS OF COMPANY...................................   6
       2.1  Organization and Business; Power and Authority;
            Effect of Transaction...................................   6
       2.2  Filings with the Commission; Financial Statements.......   8
       2.3  Absence of Certain Changes or Events....................   9
       2.4  No Undisclosed Liabilities..............................   9
       2.5  Employee Benefit Plans, Employment Agreements...........   9
       2.6  Labor Matters...........................................  10
       2.7  Title to Properties; Leases.............................  10
       2.8  Compliance with Contractual Obligations and
            Private Authorizations..................................  11
       2.9  Compliance with Governmental Authorizations
            and Applicable Law......................................  11
      2.10  Intellectual Property...................................  11
      2.11  Interested Party Transactions...........................  12
      2.12  Insurance...............................................  12
      2.13  Taxes...................................................  12
      2.14  Absence of Sensitive Payments...........................  13
      2.15  Inapplicability of Specified Statutes...................  13
      2.16  Material Agreements.....................................  13
      2.17  Ordinary Course of Business.............................  14
      2.18  Broker or Finder........................................  15
      2.19  Environmental Matters...................................  15
      2.20  Certain State Statutes Inapplicable.....................  16
      2.21  Information Supplied....................................  16
      2.22  Opinion of Financial Advisor............................  16
      2.23  Voting Agreements and Noncompetition Agreements.........  16
      2.24  Vote Required...........................................  17
      2.25  Consents................................................  17
      2.26  Board Recommendation....................................  17

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF CHILDS, ACQUIROR
            PARENT AND ACQUIROR.....................................  18
       3.1  Organization and Business; Power and Authority;
            Effect of Transaction...................................  18
       3.2  Adverse Restrictions....................................  19
       3.3  Information Supplied....................................  19
       3.4  Broker or Finder........................................  19
       3.5  Financing of the Merger and the Second Disposition......  19

SECTION 4.  COVENANTS OF COMPANY AND CHILDS...........................  20
       4.1  Access to Information.....................................  20
       4.2  Agreement to Cooperate....................................  20
       4.3  Expenses..................................................  21
       4.4  Public Announcements......................................  22
       4.5  Stockholders' Approval....................................  22
       4.6  Proxy Statement; Schedule 13E-3...........................  22
       4.7  Company Board Representation; Section 14(f)...............  23
       4.8  No Solicitation...........................................  24
       4.9  Tax Returns...............................................  25
      4.10  Indemnification and Insurance.............................  25
      4.11  Convertible Securities....................................  27
      4.12  Financing.................................................  27

SECTION 5.  CONDITIONS PRECEDENT TO THE MERGER........................  29

SECTION 6.  DEFINITIONS...............................................  31

SECTION 7. TERMINATION................................................  41
       7.1  Termination...............................................  41
       7.2  Effect of Termination.....................................  42

SECTION 8.  GENERAL PROVISIONS........................................  42
       8.1  Effectiveness of Representations and Warranties...........  42
       8.2  Entire Agreement..........................................  43
       8.3  Waivers; Amendments.......................................  43
       8.4  Assignment; Successors and Assigns........................  43
       8.5  Notices...................................................  43
       8.6  Severability..............................................  44
       8.7  Counterparts..............................................  45
       8.8  Section Headings..........................................  45
       8.9  Further Acts..............................................  45
      8.10  Governing Law.............................................  45
      8.11  Consent to Jurisdiction and Service.......................  45
      8.12  No Presumption............................................  45



SCHEDULES AND EXHIBITS
----------------------

Disclosure Schedule

                                      -ii-